EXHIBIT 10.1

SECOND AMENDMENT TO LEASE AGREEMENT

THIS SECOND AMENDMENT TO LEASE AGREEMENT (this “Second Amendment”) is made as of September 30, 2015 (“Amendment Effective Date”), by and between ARE-SEATTLE NO. 16, LLC, a Delaware limited liability company (“Landlord”), and JUNO THERAPEUTICS, INC., a Delaware corporation (“Tenant”).

RECITALS

A. Landlord and Tenant are parties to that certain Lease Agreement dated as of April 6, 2015, as amended by that certain First Amendment to Lease Agreement dated as of May 21, 2015 (the “First Amendment”) (as amended, the “Lease”). Pursuant to the Lease, Tenant shall lease certain premises containing approximately 90,423 rentable square feet of the Building, consisting of (i) the 9th floor containing approximately 23,586 rentable square feet, (ii) the 10th floor containing approximately 23,586 rentable square feet, (iii) the 11th floor containing approximately 23,586 rentable square feet, and (iv) the 12th floor containing approximately 19,665 rentable square feet (collectively, the “Premises”) in that certain to be constructed building located at 400 Dexter Avenue North, Seattle, Washington. Capitalized terms used herein without definition shall have the meanings defined for such terms in the Lease.

B. Landlord and Tenant desire to amend the Lease to, among other things, (i) increase the Initial Premises to include the 6th floor containing approximately 23,558 rentable square feet, the 7th floor containing approximately 23,726 rentable square feet and the 8th floor of the Building containing approximately 23,726 rentable square feet, all as more particularly shown on Exhibit A attached hereto, and (ii) amend the floors constituting the Fixed Expansion Premises and reflect the order in which Tenant shall be required to lease the Expansion Floors in the Fixed Expansion Premises.

NOW, THEREFORE, in consideration of the foregoing Recitals, which are incorporated herein by this reference, the mutual promises and conditions contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

1.	Initial Premises. Notwithstanding anything to the contrary contained in the Lease, the “Initial Premises” shall mean approximately 161,433 rentable square feet of the Building, consisting of (i) the 6th floor containing approximately 23,558 rentable square feet, (ii) the 7th floor containing approximately 23,726 rentable square feet, (iii) the 8th floor containing approximately 23,726 rentable square feet (iv) the 9th floor containing approximately 23,586 rentable square feet, (v) the 10th floor containing approximately 23,586 rentable square feet, (vi) the 11th floor containing approximately 23,586 rentable square feet, and (vii) the 12th floor containing approximately 19,665 rentable square feet, and all of the same together shall constitute the Premises. The Premises are more particularly shown on Exhibit A attached hereto. The Rentable Area of the Premises and the Building shall be determined prior to the Rent Commencement Date as provided for in Section 5 of the Lease. The first three paragraphs of Lease Section 2(a) are hereby deleted.

2.	Target Delivery Date.

a. Target Delivery Date. The defined term “Target Delivery Date” on the first page of the Lease is hereby deleted and replaced with the following:

“Target Delivery Date: September 7, 2016”

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b. Termination Rights Relating to Construction. Section 2(b) of the Lease is hereby deleted in its entirety and replaced with the following:

“(b) Termination Rights Relating to Construction. If (A) Landlord has not been issued a building permit (“Building Permit”) for the construction of the Building Shell by February 25, 2016 (as such date may be extended for Tenant Delays and Force Majeure), (B) Landlord does not break ground on construction of the foundation of the Building Shell by November 12, 2015 (as such date may be extended for Tenant Delays and Force Majeure), (C) the topping-off of the concrete of the Building as reasonably determined by the Contractor (as defined in the Work Letter) has not occurred by September 22, 2016 (as such date may be extended for Tenant Delays and Force Majeure) or (D) the Delivery Date has not occurred by September 7, 2016 (as such date may be extended for Tenant Delays and Force Majeure) (each date set forth in subsections (A), (B), (C) and (D) above being a “Milestone Date”), then Tenant shall have the right, as its sole and exclusive remedy at law and in equity), to deliver a written notice to Landlord (“Milestone Failure Termination Notice”) electing to terminate this Lease effective on the date that is (i) 90 days after Landlord’s receipt of such notice if it relates to either of the milestones referred to in clauses (A) and (B), and (ii) 120 days after Landlord’s receipt of such notice if it relates to either of the milestones referred to in clauses (C) and (D). Such Milestone Failure Termination Notice must be delivered by Tenant, if at all, no later than 10 business days after the failure of the applicable Milestone Date to be achieved. Notwithstanding the foregoing, if Landlord achieves the Milestone Date that is the subject of the Milestone Failure Termination Notice delivered by Tenant within the 90-day and/or 120-day period, as applicable, following Landlord’s receipt of Tenant’s Milestone Failure Termination Notice, then such Milestone Failure Termination Notice shall be of no further force and effect. Notwithstanding the foregoing, if Landlord fails to achieve any milestone set forth in clauses (B), (C) or (D) within 120 days of the applicable Milestone Date (as the same may be extended for Tenant Delays and Force Majeure, the “Outside Date”), Tenant may deliver written notice electing to terminate this Lease effective on the date of Landlord’s receipt of such notice; provided, however, that Tenant delivers such written termination notice to Landlord no later than 5 business days after the Outside Date. Tenant’s election to terminate this Lease shall be its sole and exclusive remedy at law and in equity, excluding however the payment of Holdover Premium and Substitution Lease Costs accrued as of the date of the termination of this Lease. Upon any termination of this Lease as provided in this Section 2(b), Landlord shall return the Security Deposit and prepaid Rent to Tenant and neither party shall have any further rights or obligations hereunder except for accrued Holdover Premium and Substitution Lease Costs and those obligations that expressly survive the termination of this Lease. Notwithstanding the foregoing and for the avoidance of any doubt, Tenant shall have no right to terminate this Lease pursuant to this Section 2(b) after the Rent Commencement Date.”

As of the date of this Second Amendment, the reference to “February 1, 2017”, contained in the sixth paragraph of Section 2(a) of the Lease is hereby deleted and replaced with “March 8, 2017”.

3.	Base Rent.

a. Base Rent. The defined term “Base Rent” on the first page of the Lease is hereby deleted and replaced with the following:

“Base Rent: $47.00 per rentable square foot of the Premises per annum, as adjusted pursuant to Section 4 of the Lease.”

b. Shell & Core Enhancement Rent. As consideration for Landlord’s agreement to perform the Shell & Core Enhancements (as defined in Section 8(d) below), commencing on the Rent Commencement Date and continuing thereafter on the first day of each month during the Term for a maximum of 144 months, Tenant shall pay to Landlord, as Additional Rent, an amount

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equal to $2.75 per rentable square foot of the Initial Premises per year (the “Shell & Core Enhancement Rent”); provided, however, that if the Base Term is not extended, Tenant shall cease paying Shell & Core Enhancement Rent to Landlord upon the expiration of the Base Term. The Shell & Core Enhancement Rent shall not be subject to adjustment.

4.	Security Deposit. Notwithstanding anything to the contrary contained in the Lease, Tenant shall not be required to deliver an additional Security Deposit in connection with the addition of the 6th, 7th and 8th floors to the Initial Premises.

5.	Tax Deferral. Paragraphs 3 and 4 of Section 9 of the Lease are hereby deleted in their entirety and are null and void and of no further force or effect.

6.	Right to Expand. Section 3 of the First Amendment is hereby deleted in its entirety and replaced with the following:

“The first paragraph of Section 39 of the Lease along with Section 39(a), (b) and (c) of the Lease are all hereby deleted in their entirety and replaced with the following:

“39. Rights to Expand. Subject to the provisions of this Section 39, Tenant shall have certain rights to expand the Premises to include the Fixed Expansion Premises. The 3rd floor containing approximately 14,630 rentable square feet (which rentable square footage is an initial estimate due to the fact that the mechanical rooms to be located on the 3rd floor of the Building have not, as of the date of the Second Amendment, been designed), the 4th floor containing approximately 29,572 rentable square feet, and the 5th floor containing approximately 22,920 rentable square feet are collectively referred to herein as the “Fixed Expansion Premises”, and each is individually referred to herein as an “Expansion Floor”. Tenant shall be required to expand the Premises pursuant to Section 39(a), (b) and (c) in the order of the floor most contiguous to the least contiguous vis-a-vis the Initial Premises (i.e., expansion in the order of first the 5th floor, then the 4th floor and finally the 3rd floor).

        (a) Initial Fixed Expansion Option. Subject to the terms of this Section 39, Tenant shall have the right (the “Initial Expansion Right”), but not the obligation to expand the Premises for Tenant’s own use (which shall mean that Tenant or the resulting Tenant entity following a Permitted Assignment shall be the initial occupant) to include one, two or three of the Expansion Floors. For the avoidance of any doubt, in no event may Tenant elect to exercise its Initial Expansion Right for any partial floor(s). If Tenant elects to exercise its Initial Expansion Right with respect to 1 or more full Expansion Floors of the Fixed Expansion Premises, Tenant shall deliver written notice (an “Initial Expansion Election Notice”) to Landlord on or before the date that is 12 months after the Commencement Date (“Initial Option Expiration Date”) identifying the number of floors of the Fixed Expansion Premises with respect to which Tenant elects to exercise its Initial Expansion Right (“Identified Initial Expansion Premises”). For the avoidance of any doubt, (i) if Tenant elects to lease only 1 Expansion Floor pursuant to the Initial Expansion Right, then such Expansion Floor shall be the 5th floor, and (ii) if Tenant elects to lease only 2 Expansion Floors pursuant to the Initial Expansion Right, then such Expansion Floors shall be the 5th floor and the 4th floor. If Tenant elects not to exercise the Initial Expansion Right, the 3rd floor shall be released from the Fixed Expansion Premises and Tenant shall have no further right to lease the 3rd floor pursuant to the provisions of Section 39(a), (b) and/or (c). If Tenant timely delivers an Initial Expansion Election Notice to Landlord, Tenant shall lease the Identified Initial Expansion Premises on the same terms and conditions pursuant to which Tenant is leasing the Initial Premises, except as otherwise provided in this Section 39(a).

        If Tenant timely exercises its Initial Expansion Right with respect to one or more Expansion Floors of the Fixed Expansion Premises, Landlord shall Deliver the Identified Initial Expansion Premises to Tenant by the later of (i) the Initial Premises Delivery Date or (ii) 10 days

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after Landlord’s receipt of Tenant’s Initial Expansion Election Notice, with the Building Shell for the Identified Initial Expansion Premises in Tenant Improvement Work Readiness Condition so that Tenant may commence construction of tenant improvements in the Identified Initial Expansion Premises. The “Initial Option Premises Commencement Date” shall be the date that is the later of (i) the earlier of (a) Landlord’s substantial completion of Landlord’s Work with regard to the Identified Initial Expansion Premises and (b) the date that Landlord’s Work with regard to the Identified Initial Expansion Premises could have been substantially completed but for Tenant Delays and (ii) the earlier of (x) the date that is 6 months after Landlord Delivers the Identified Initial Expansion Premises to Tenant in the Tenant Readiness Condition, and (y) the Substantial Completion of the tenant improvements in the Identified Initial Expansion Premises. On the Initial Option Premises Commencement Date, the Premises shall be expanded to include the Identified Initial Expansion Premises and Tenant shall commence paying Base Rent with respect to the Identified Initial Expansion Premises on a per rentable square foot basis at a rate equal to the then-current Base Rent per rentable square foot being paid with respect to the Initial Premises, as adjusted pursuant to Section 4, plus $1.00 per rentable square foot (for example, if the then-current Base Rent per rentable square foot being paid with respect to the Initial Premises is equal to $48.18, then the Base Rent per rentable square foot payable with respect to the Identified Initial Expansion Premises shall be equal to $49.18). If the Initial Premises Base Rent has not commenced on the Initial Option Premises Commencement Date, then Base Rent for the Identified Initial Option Premises Commencement Date shall abate until the date that Base Rent is payable with regard to the Initial Premises. If the Initial Option Premises Commencement Date occurs after Base Rent has commenced for the Initial Premises, then Tenant shall not be entitled to any Rent abatement for the Initial Option Premises. Furthermore, in the event that Tenant exercises the Initial Expansion Right: (i) the Base Rent payable with respect to the Identified Initial Expansion Premises shall be adjusted on each Adjustment Date by the Rent Adjustment Percentage, (ii) commencing on the Initial Option Premises Commencement Date, the definition of “Tenant’s Share of Operating Expenses” shall be proportionately increased to include the Identified Initial Expansion Space and Tenant shall commence paying Tenant’s Share of Operating Expenses with respect to the Identified Initial Expansion Premises,.(iii) with respect to each parking space allocated to Tenant pursuant to Section 10 of the Lease in connection with the Identified Initial Expansion Premises, commencing on the Initial Option Premises Commencement Date, Tenant shall pay Parking Charges equal to the then-current market rate for parking spaces in similar parking garages serving Class A laboratory/office buildings in the South Lake Union area of Seattle, as reasonably determined by Landlord, which Parking Charges shall be subject to increases pursuant to Section 10 of the Lease, and (iv) Tenant shall be entitled to a tenant improvement allowance for tenant improvements in the Identified Initial Expansion Premises in the amount of $145.00 per rentable square foot of the Identified Initial Expansion Premises and the tenant improvements shall be designed and constructed (and the funds for the same disbursed) on substantially similar terms as the Work Letter. Finally, if the Initial Option Premises Commencement Date shall occur on the Initial Premises Commencement Date, then Landlord shall make each of the credits described herein at Section 8(a) and (b) available to Tenant with regard to the Identified Initial Expansion Premises in consideration for Tenant’s performance of the work associated with said credits, and Exhibit B-1 shall be deemed amended accordingly. The parties shall execute an amendment to this Lease documenting Tenant’s leasing of the Identified Initial Expansion Premises on the terms set forth herein promptly after Tenant delivers to Landlord the Initial Expansion Election Notice.

        (b) Second Fixed Expansion Option. Subject to the terms of this Section 39, Tenant shall have the right (the “Second Expansion Right”), but not the obligation, to expand the Premises for Tenant’s own use (which shall mean that Tenant or the resulting Tenant entity following a Permitted Assignment shall be the initial occupant) to include (v) the 5th floor if Tenant did not elect to exercise its Initial Expansion Right, (w) the 5th floor and the 4th floor if Tenant did not elect to exercise its Initial Expansion Right with respect to the 5th floor, (x) the 4th floor if Tenant elected to exercise its Initial Expansion Right for the 5th floor, (y) the 4th floor and the 3rd floor if Tenant elected to exercise its Initial Expansion Right with respect to the 5th floor, or

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(z) the 3rd floor if Tenant elected to exercise its Initial Expansion Right with respect to the 5th floor and the 4th floor. For the avoidance of any doubt, in no event may Tenant elect to exercise its Second Expansion Right for any partial floor(s). If Tenant elects to exercise its Second Expansion Right for the Expansion Floor(s) described in the first sentence of this Section 39(b), Tenant shall deliver written notice (an “Second Expansion Election Notice”) to Landlord on or before the date that is 24 months after the Commencement Date (“Second Option Expiration Date”) exercising its Second Expansion Right and identifying whether Tenant is electing option (v), (w), (x), (y) or (z) as the floor(s) to be leased pursuant to Tenant’s Second Expansion Right (as applicable, the “Identified Second Expansion Premises”). If Tenant elects not to exercise the Second Expansion Right and Tenant did not elect to lease the 5th floor and 4th floor as part of the Initial Expansion Right, the 4th floor shall be released from the Fixed Expansion Premises and Tenant shall have no further right to lease the 4th floor pursuant to the provisions of Section 39(a), (b) and/or (c). If Tenant timely delivers a Second Expansion Election Notice, Tenant shall lease the Identified Second Expansion Premises on the same terms and conditions pursuant to which Tenant is leasing the Initial Premises, except as otherwise provided in this Section 39(b).

        If Tenant timely exercises its Second Expansion Right with respect to one or both remaining floors of the Fixed Expansion Premises, (i) Landlord shall Deliver the Identified Second Expansion Premises to Tenant within 10 days after Landlord’s receipt of Tenant’s Second Expansion Election Notice with the Building Shell for the Identified Second Expansion Premises in Tenant Improvement Work Readiness Condition so that Tenant may commence construction of the tenant improvements in the Identified Second Expansion Premises but notwithstanding the foregoing in no event shall Landlord be obligated to so Deliver the Identified Second Expansion Premises to Tenant prior to the date that Landlord Delivers the Initial Premises to Tenant, (ii) Landlord shall, subject to Tenant Delays and Force Majeure, diligently complete Landlord’s Work to achieve Shell Substantial Completion with regard to the Identified Second Option Premises prior to the Second Option Premises Commencement Date, and (iii) commencing on the earlier of (x) the date that is 6 months after Landlord Delivers the Identified Second Expansion Premises to Tenant pursuant to subsection (i), and (y) the Substantial Completion of the tenant improvements in the Identified Second Expansion Premises (as applicable, the “Second Option Premises Commencement Date”), the Premises shall be expanded to include the Identified Second Expansion Premises and Tenant shall commence paying Base Rent with respect to the Identified Second Expansion Premises on a per rentable square foot basis at a rate equal to the then-current Base Rent per rentable square foot being paid with respect to the Initial Premises, as adjusted pursuant to Section 4, plus $1.00 per rentable square foot (for example, if the then-current Base Rent per rentable square foot being paid with respect to the Initial Premises is equal to $49.38, then the Base Rent per rentable square foot payable with respect to the Identified Second Expansion Premises shall be equal to $50.38), (iii) the Base Rent payable with respect to the Identified Second Expansion Premises shall be adjusted on each Adjustment Date by the Rent Adjustment Percentage, (iv) Tenant shall not be entitled to any abatement of Base Rent with respect to the Identified Second Expansion Premises, (v) commencing on the Second Option Premises Commencement Date, the definition of “Tenant’s Share of Operating Expenses” shall be proportionately increased to include the Identified Second Expansion Space Tenant and Tenant shall commence paying Tenant’s Share of Operating Expenses with respect to the Identified Second Expansion Premises, (vi) with respect to each parking space allocated to Tenant pursuant to Section 10 of the Lease in connection with the Identified Second Expansion Premises, commencing on the Second Option Premises Commencement Date, Tenant shall pay Parking Charges equal to the then-current market rate for parking spaces in similar parking garages serving Class A laboratory/office buildings in the South Lake Union area of Seattle, as reasonably determined by Landlord, which Parking Charges shall be subject to increases pursuant to Section 10 of the Lease, and (vii) Tenant shall be entitled to a tenant improvement allowance for tenant improvements in the Identified Second Expansion Premises in the amount of $145.00 per rentable square foot of the Identified Second Expansion Premises, and the tenant improvements shall be designed and constructed (and the funds for the same disbursed) on substantially similar terms as the Work Letter. Finally, if Tenant elects to exercise its Second

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Expansion Right, then Landlord shall make each of the credits described herein at Section 8(a) and (b) available to Tenant with regard to the Identified Second Expansion Premises in consideration for Tenant’s performance of the work associated with said credits, and Exhibit B-1 shall be deemed amended accordingly. The parties shall execute an amendment to this Lease documenting Tenant’s leasing of the Identified Second Expansion Premises on the terms set forth herein promptly after Tenant delivers to Landlord the Second Expansion Election Notice.

        (c) Third Fixed Expansion Option. Subject to the terms of this Section 39, Tenant shall have the right (the “Third Expansion Right”), but not the obligation to expand the Premises for Tenant’s own use (which shall mean that Tenant or the resulting Tenant entity following a Permitted Assignment shall be the initial occupant) to include (as applicable, the “Third Expansion Premises”) (y) the 5th floor if Tenant did not lease the 5th floor pursuant to its Initial Expansion Right or its Second Expansion Right or (z) the 3rd floor if Tenant elected to exercise its Initial Expansion Right with respect to the 5th floor and Tenant elected to exercise its Second Expansion Right with respect to the 4th floor. For the avoidance of any doubt, in no event may Tenant elect to exercise its Third Expansion Right for any partial portion of such floor. If Tenant elects to exercise its Third Expansion Right with respect to the Third Expansion Premises, Tenant shall deliver written notice (a “Third Expansion Election Notice”) to Landlord of such election on or before the date that is 30 months after the Commencement Date (“Third Option Expiration Date”). If Tenant has not delivered to Landlord a Third Expansion Notice prior to the Third Option Expiration Date, Tenant shall be deemed to have forever waived its right to lease the Third Expansion Premises pursuant to Sections 39(a), (b) and/or (c) and Tenant shall have no further rights to expand the Premises under this Section 39(a), (b) and/or (c). If Tenant timely delivers a Third Expansion Election Notice, Tenant shall lease the Third Expansion Premises on the same terms and conditions pursuant to which Tenant is leasing the Initial Premises, except as otherwise provided in this Section 39(c).

        If Tenant timely exercises its Third Expansion Right, (i) Landlord shall Deliver the Third Expansion Premises to Tenant within 10 days after Landlord’s receipt of Tenant’s Third Expansion Election Notice with the Building Shell for the Third Expansion Premises in Tenant Improvement Work Readiness Condition so that Tenant may commence construction of the tenant improvements in the Third Expansion Premises but notwithstanding the foregoing in no event shall Landlord be obligated to so Deliver the Third Expansion Premises to Tenant prior to the date that Landlord Delivers the Initial Premises to Tenant, (ii) Landlord shall, subject to Tenant Delays and Force Majeure, diligently complete Landlord’s Work to achieve Shell Substantial Completion with regard to the Identified Third Option Premises prior to the Third Option Premises Commencement Date, and (iii) commencing on the earlier of (x) the date that is 6 months after Landlord Delivers the Third Expansion Premises to Tenant pursuant to subsection (i), and (y) the Substantial Completion of the tenant improvements in the Third Expansion Premises (as applicable, the “Third Option Premises Commencement Date”), the Premises shall be expanded to include the Third Expansion Premises and Tenant shall commence paying Base Rent with respect to the Third Expansion Premises on a per rentable square foot basis at a rate equal to the then-current Base Rent per rentable square foot being paid with respect to the Initial Premises, as adjusted pursuant to Section 4, plus $1.00 per rentable square foot (for example, if the then-current Base Rent per rentable square foot being paid with respect to the Initial Premises is equal to $49.63, then the Base Rent per rentable square foot payable with respect to the Third Expansion Premises shall be equal to $50.63), (iii) the Base Rent payable with respect to the Third Expansion Premises shall be adjusted on each Adjustment Date by the Rent Adjustment Percentage, (iv) Tenant shall not be entitled to any abatement of Base Rent with respect to the Third Expansion Premises, (v) commencing on the Third Option Premises Commencement Date, the definition of “Tenant’s Share of Operating Expenses” shall be proportionately increased to include the Third Expansion Premises and Tenant shall commence paying Tenant’s Share of Operating Expenses with respect to the Third Expansion Premises, (vi) with respect to each parking space allocated to Tenant pursuant to Section 10 of the Lease in connection with the Third Expansion Premises, commencing on the Third Option Premises

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Commencement Date, Tenant shall pay Parking Charges equal to the then-current market rate for parking spaces in similar parking garages serving Class A laboratory/office buildings in the South Lake Union area of Seattle, as reasonably determined by Landlord, which Parking Charges shall be subject to increases pursuant to Section 10 of the Lease, and (vii) Tenant shall be entitled to a tenant improvement allowance for tenant improvements in the Third Expansion Premises (x) in the amount of $145.00 per rentable square foot of the Third Expansion Premises if Tenant delivers a Third Expansion Election Notice prior to the last day of 25th month after the Commencement Date, or (y) in an amount prorated based on $145.00 per rentable square foot of the Third Expansion Premises and the number of months remaining in the Base Term from and after the Third Option Premises Commencement Date, if Tenant delivers a Third Expansion Election Notice after the last day of the 25th month after the Commencement Date (for example, if Tenant delivers a Third Expansion Election Notice during the 30th month after the Commencement Date then Tenant shall be entitled to a tenant improvement allowance equal to $82.86 per rentable square foot of the Third Expansion Premises). The tenant improvements for the Third Expansion Premises shall be designed and constructed (and the funds for the same disbursed) on substantially similar terms as the Work Letter. Finally, if Tenant elects to exercise its Third Expansion Right, then Landlord shall make each of the credits described herein at Section 8(a) and (b) available to Tenant with regard to the Third Expansion Premises in consideration for Tenant’s performance of the work associated with said credits, and Exhibit B-1 shall be deemed amended accordingly. The parties shall execute an amendment to this Lease documenting Tenant’s leasing of the Third Expansion Premises on the terms set forth herein promptly after Tenant delivers to Landlord the Third Expansion Election Notice.”

The rentable area of the Fixed Expansion Premises shall be determined prior to the Rent Commencement Date as provided for in Section 5 of the Lease. The Fixed Expansion Premises are more particularly shown on Exhibit B attached hereto.

7.	Building Name. Subject to the terms and conditions of Section 38 of the Lease, as of the Commencement Date, the Building shall be known as “The Juno Building.”

8.	Construction Items.

a. Restrooms. Notwithstanding anything to the contrary contained in the Lease, (i) Landlord shall no longer be required to construct restrooms on each floor of the Initial Premises or the Fixed Expansion Premises as part of Landlord’s Work, and (ii) Tenant shall be required, as part of the Tenant Improvements, to construct restrooms on each floor of the Initial Premises (and on each floor of the Identified Initial Expansion Premises, the Identified Second Expansion Premises and the Third Expansion Premises leased by Tenant pursuant to Section 6 herein) in accordance with Legal Requirements, subject to plans reasonably acceptable to Landlord and in a location on each floor reasonably acceptable to Landlord. In addition to the TI Allowance to which Tenant is entitled pursuant to Section 6(b) of the Work Letter, Landlord shall provide to Tenant an additional allowance for the design and construction of the restrooms equal to $455,000.00 per floor of the Initial Premises (and for each floor of the Identified Initial Expansion Premises, the Identified Second Expansion Premises and the Third Expansion Premises leased by Tenant pursuant to Section 6 herein) (the “Restroom Allowance”). The Restroom Allowance shall be used solely for the payment of design, permits and construction costs in connection with the construction of the restrooms by Tenant. Landlord shall have no obligation to bear any portion of the cost of the restrooms except to the extent of the Restroom Allowance. Notwithstanding anything to the contrary contained in the Lease, any delay in the Delivery Date and/or the date on which Shell Substantial Completion is achieved resulting from Tenant’s design and/or construction of the restrooms shall constitute a Tenant Delay.

b. Elevator Lobbies. Notwithstanding anything to the contrary contained in the Lease, (i) Landlord shall no longer be required to construct elevator lobbies on each floor of the Initial

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Premises or the Fixed Expansion Premises as part of Landlord’s Work, and (ii) Tenant shall be required, as part of the Tenant Improvements, to construct elevator lobbies on each floor of the Initial Premises (and on each floor of the Identified Initial Expansion Premises, the Identified Second Expansion Premises and the Third Expansion Premises leased by Tenant pursuant to Section 6 herein) in accordance with Legal Requirements, subject to plans reasonably acceptable to Landlord. In addition to the TI Allowance to which Tenant is entitled pursuant to Section 6(b) of the Work Letter and the Restroom Allowance, Landlord shall provide to Tenant an additional allowance for the design and construction of the elevator lobbies equal to $95,000 per floor of the Initial Premises (and for each floor of the Identified Initial Expansion Premises, the Identified Second Expansion Premises and the Third Expansion Premises leased by Tenant pursuant to Section 6 herein) (the “Elevator Lobby Allowance”). The Elevator Lobby Allowance shall be used solely for the payment of design, permits and construction costs in connection with the construction of the elevator lobbies by Tenant. Landlord shall have no obligation to bear any portion of the cost of the elevator lobbies except to the extent of the Elevator Lobby Allowance. Notwithstanding anything to the contrary contained in the Lease, any delay in the Delivery Date and/or the date on which Shell Substantial Completion is achieved resulting from Tenant’s design and/or construction of the elevator lobbies shall constitute a Tenant Delay.

c. Internal Staircase. Notwithstanding anything to the contrary contained in the Lease or the Work Letter, Landlord shall no longer be required to construct an internal staircase between 2 contiguous floors of the Initial Premises as part of Landlord’s Work (the “Internal Staircase”). Landlord and Tenant shall cooperate with each other to coordinate a schedule for Tenant’s construction of the Internal Staircase in order to minimize any delay in the Delivery Date and/or the date on which Shell Substantial Completion is achieved. If Tenant elects to construct the Internal Staircase, in addition to the TI Allowance, the Restroom Allowance and the Elevator Lobby Allowance, Landlord shall provide to Tenant an additional allowance for the design, permits and construction of the Internal Staircase equal to $183,000 (“Internal Staircase Allowance”).

Landlord shall install, at Landlord’s cost, knock out panels between each of floors 2 – 12 so that Tenant may construct the Internal Staircase and any additional internal staircases between all or any other contiguous floors of the Premises as may be desired by Tenant (“Additional Internal Staircases”). Tenant shall not be entitled to any Internal Staircase Allowance with respect to the Additional Internal Staircase and all costs relating to the Additional Internal Staircases shall be paid for by Tenant, at Tenant’s sole cost and expense. Any delay in the Delivery Date and/or the date on which Shell Substantial Completion is achieved resulting from Tenant’s construction of the Internal Staircase and/or Tenant’s construction of any Additional Internal Staircases shall constitute a Tenant Delay. Notwithstanding anything to the contrary contained in the Lease or the Work Letter, (i) in no event shall Landlord be required to construct the Internal Staircase or any Additional Internal Staircases, and (ii) if Tenant does not exercise its first Extension Right pursuant to Section 40 of the Lease, then, if required by Landlord, Tenant shall prior to the expiration or earlier termination of the Term of the Lease (but excluding terminations for casualty or condemnation), at Tenant’s cost and expense, to remove the Internal Staircase and all Additional Internal Staircases and perform all restoration work required to demise each floor of the Premises connected by the Internal Staircase or the Additional Internal Staircases in a manner reasonably acceptable to Landlord. Upon written request of Tenant, Landlord shall notify Tenant no later than eight (8) months prior to the Base Term expiration date of Landlord’s decision whether to require removal of the Internal Staircase and/or any Additional Internal Staircases and, within 30 days after any such election to require removal, Landlord shall provide a reasonable scope of work for said removal and restoration.

d. Shell & Core Enhancements. Landlord has agreed to amend the scope of work reflected in Exhibit B-1 attached to the Work Letter with respect to the mechanical systems serving the Premises to include certain upgrades to such mechanical systems requested by Tenant (the “Shell & Core Enhancements”). The Shell & Core Enhancements shall (i) be included as part of Landlord’s Work and be paid for by Landlord as part of Landlord’s Work, and (ii) shall result in Shell & Core Enhancement Rent as provided in Section 3(b) above.

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e. Clarification. As of the Amendment Effective Date: (i) Landlord has not committed “Landlord Delay,” (ii) Tenant has not committed “Tenant Delay,” and (iii) there are no acts or omissions which, with the giving of notice and/or passage of time would be deemed “Landlord Delay” or “Tenant Delay”. As of the Amendment Effective Date, no money is owed to Landlord for, or with regard to, the matters referenced in Section 8 (a) – (c) herein, and the only consideration applicable to the Shell & Core Enhancements is the Shell & Core Enhancement Rent.

f. Building Shell Definition. Exhibit B, Section 2 (b) is hereby deleted and replaced with the following:

“Definition of Landlord’s Work and Building Shell. As used herein, “Landlord’s Work” shall mean the work of designing, permitting and constructing the Building Shell. As used herein, “Building Shell” shall mean the base shell and core and the other portions of the Project as described on Exhibit B-1, and in the final shell permit plans and final shell construction plans, both of which shall be consistent with Exhibit B-1.”

Exhibit B-1 attached to the Work Letter is hereby deleted in its entirety and is hereby replaced with Exhibit B-1 attached to this Second Amendment.

g. Tenant Delay. Notwithstanding anything to the contrary in Exhibit B, Section 8(b), email notices of Tenant Delay are not effective, and any notice of Tenant Delay shall be in writing and delivered pursuant to the Lease notice requirements.

9.	Estoppel Certificates. The following paragraph is hereby added to Section 23 of the Lease:

“Upon request by Tenant, Landlord will similarly execute an estoppel certificate: (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease as so modified is in full force and effect) and the dates to which the rental and other charges are paid in advanced, if any, (ii) acknowledging that there are not, to Landlord’s knowledge, any uncured defaults on the part of Tenant hereunder, or specifying such defaults if any are claimed and (iii) setting forth such further information with respect to the status of this Lease or the Premises as may be reasonably requested thereon.”

10.	ROFO. Notwithstanding anything to the contrary in Lease Section 39(d), (i) Tenant shall have ten (10) business days from receipt to respond to Landlord’s ROFO Deal Notice and (ii) Landlord shall Deliver the Identified ROFO Space within 10 days after Landlord’s receipt of the ROFO Election Notice but notwithstanding the foregoing in no event shall Landlord be obligated to Deliver the Identified ROFO Space to Tenant prior to the date that Landlord Delivers the Initial Premises to Tenant.

11.	ROFR. Notwithstanding anything to the contrary in Lease Section 39(e), (i) Tenant shall have ten (10) business days from receipt to respond to Landlord’s Pending Deal Notice, and (ii) the parties agree that Tenant’s Right of First Refusal applies to the entire Term, as extended, including option terms if exercised.

12.	Fifth Floor. For purposes of clarification, the parties agree that if Tenant elects to Lease the entire Fifth Floor, the Fifth Floor decks shall be exclusive common areas for the sole use of the Fifth Floor tenant.

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13.	Parking. Tenant shall at all times be entitled, at a minimum, to its proportionate share of the larger (minimum 8’6’’ wide) parking stalls in the Parking Garage.

14.	OFAC. Tenant and all beneficial owners of Tenant are currently (a) in compliance with and shall at all times during the Term of the Lease remain in compliance with the regulations of the Office of Foreign Assets Control (“OFAC”) of the U.S. Department of Treasury and any statute, executive order, or regulation relating thereto (collectively, the “OFAC Rules”), (b) not listed on, and shall not during the term of the Lease be listed on, the Specially Designated Nationals and Blocked Persons List, Foreign Sanctions Evaders List or the Sectoral Sanctions Identifications List, which are all maintained by OFAC and/or on any other similar list maintained by OFAC or other governmental authority pursuant to any authorizing statute, executive order, or regulation, and (c) not a person or entity with whom a U.S. person is prohibited from conducting business under the OFAC Rules.

15.	Miscellaneous.

a. This Second Amendment is the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous oral and written agreements and discussions including, without limitation, that certain letter dated April 30, 2015, from Tenant to Landlord. This Second Amendment may be amended only by an agreement in writing, signed by the parties hereto.

b. This Second Amendment is binding upon and shall inure to the benefit of the parties hereto, and their respective successors and assigns.

c. This Second Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument. The signature page of any counterpart may be detached therefrom without impairing the legal effect of the signature(s) thereon provided such signature page is attached to any other counterpart identical thereto except having additional signature pages executed by other parties to this Second Amendment attached thereto.

d. Except as amended and/or modified by this Second Amendment, the Lease is hereby ratified and confirmed and all other terms of the Lease shall remain in full force and effect, unaltered and unchanged by this Second Amendment. In the event of any conflict between the provisions of this Second Amendment and the provisions of the Lease, the provisions of this Second Amendment shall prevail. Whether or not specifically amended by this Second Amendment, all of the terms and provisions of the Lease are hereby amended to the extent necessary to give effect to the purpose and intent of this Second Amendment.

(Signatures on next page)

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IN WITNESS WHEREOF, Landlord and Tenant have executed this Second Amendment as of the day and year first above written.

TENANT:

JUNO THERAPEUTICS, INC., a Delaware corporation

By:	/s/ Hans Bishop
Its:

LANDLORD:

ARE-SEATTLE NO. 16, LLC, a Delaware limited liability company

By:	ALEXANDRIA REAL ESTATE EQUITIES, L.P.,
a Delaware limited partnership, managing member

	By:	ARE-QRS CORP.,
a Maryland corporation, general partner

		By:	/s/ Jackie Clem
		Its	Senior Vice President
RE Legal Affairs

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LANDLORD’S ACKNOWLEDGMENT

A notary public or other officer completing this

certificate verifies only the identity of the individual

who signed the document to which this certificate

is attached, and not the truthfulness, accuracy, or

validity of that document.

STATE OF CALIFORNIA	)
) §
County of Los Angeles	)

On October 13, 2015, before me, Charles L. Murphy, a Notary Public, personally appeared Jackie Clem who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her authorized capacity, and that by her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct

WITNESS my hand and official seal.

/s/ Charles Murphy
Signature of Notary	(Affix seal here)

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TENANT’S ACKNOWLEDGMENT

STATE OF Washington	ss.
COUNTY OF King

On this 6 day of October, 2015, before me personally appeared Hans Bishop, to me known to be the CEO & President of Juno Therapeutics, a                                                                          , that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation for the uses and purposes therein mentioned, and on oath stated that they were authorized to execute said instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first above written.

/s/ Patricia Betty Grossbard
(Signature of Notary)
[seal]
Patricia Betty Grossbard
(Legibly Print or Stamp Name of Notary)
Notary public in and for the State of Washington,
residing at 307 Westlake Ave. N.
Seattle, WA. 98109

My appointment expires 05/12/2016

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Exhibit A

Initial Premises

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Exhibit B

Fixed Expansion Premises

Exhibit B-1

Building Shell

Architectural

•	Main lobby built out to include reception desk, waiting area, and elevator waiting area.

•	Exterior Amenities (ie decks built out) as indicated on the schematic drawings.

•	Garage elevator lobby / waiting areas.

•	All common area finishes (ie stairs, lobbies, restrooms, amenities, loading dock, etc) complete. For the avoidance of any doubt, Landlord is not required to complete the elevator lobbies and restrooms in the Initial Premsies and Fixed Expansion Premises. Tenant shall receive a credit for such elevator lobbies and restrooms as provided for in Section 8(a) and (b) of the Second Amendment.

•	Loading dock and trash rooms suitable for building type / use.

•	Hazardous materials storage area near loading dock including a location for secure laboratory gas bottle storage/exchange.

•	Restrooms on each floor sized according to code requirements; provided, however that Landlord is not required to complete the restrooms in the Initial Premsies and Fixed Expansion Premises. Tenant shall receive a credit for such restrooms as provided for in Section 8(a) of the Second Amendment.

•	Sill extensions for all perimeter windows.

•	Perimeter framing, GWB and insulation; provided, however, that in lieu of completing these items Landlord may provide Tenant with an allowance in the amount of $50,000 per full floor of the Premises for Tenant to complete such items as part of the Tenant Improvements.

•	Minimum clear height of 11-9” (12’-0’’ preferred) in lab and office spaces.

•	Individual floor shall be capable of an allocation of 80/20 lab to office allocation. Total Premises use shall not exceed 60/40.

•	The Building shall be designed consistent with other Class A laboratory buildings in the South Lake Union area of Seattle

Structural

•	The floors will be designed for an average vibration performance of 4,000 m-in/sec with some areas exceeding 2,000 m-in/sec for vibration sensitive equipment.

•	Where structure contains post tension cables or limits tenant core holes, allow for future penetrations at a standard lab bench layout.

Mechanical

•	All shell and core and common area systems including garage exhaust, common 1st floor lobby, transformers / electrical rooms, storage rooms, common restrooms / showers, elevator machine rooms, elevator / stair shaft pressurization, etc.

•	3rd Floor supply AHU’s and rooftop general exhaust AHU’s, 3rd, chillers, rooftop boilers and all other equipment required to serve the 3rd floor to 12th floor as lab and office space with the following provisions (60 / 40 lab to office ratio, 100% air to labs, up to 8-10 air changes for the labs).

•	Vertical distribution (shaft and risers for supply and general exhaust distributed and capped off at the shaft at tenant floors 3-12.

•	Provide two fume exhaust risers per floor and fans sized for a total quantity of six (6) 6’ standard chemical fume hoods per tenant lab floor for floors 2-12, stubbed out at the shaft at floor for connection by TI contractor. Provide shaft and equipment space for fume hood exhaust to the roof for tenant fume hoods.

Plumbing

•	All shell and core and common area systems including hose bibs, custodial sinks, restrooms etc.

•	Gas service as necessary to accommodate shell and core equipment.

B-1-1

•	Domestic cold water and lab cold water sized for a typical 60/40 lab to office ratio stubbed onto floors 3-12, 50 psig minimum pressure.

•	Laboratory hot and cold water stubbed out at floors 2-12.

•	Laboratory recirculating hot water loop stubbed out at floors 2-12.

•	Metering as required / necessary to accurately measure tenant use.

•	Lab waste risers stubbed out underneath each floor for tenant connection for floors 2-12.

Fire Protection

•	Shell and core system capable of expanding to meet typical tenant build-out requirements.

Electrical

•	All core / shell and common area systems including power and lighting according to code requirements for garage, loading, trash, storage, lobbies, and all other core and shell areas.

•	Dedicated electrical service (2000 amp / 480v / 3 phase / 4 wire) equally distributed from building main switchboard to electrical rooms and panels on each floor.

•	Level 3 and 8 electrical rooms have 400 amp 480/208 volt, 45 kVA step down transformer and 150 amp 120/208 volt panel for house loads. Surge suppression required for tenant connection.

•	Provide surge suppression at all main service switchboards and panel boards.

•	Back up generator providing 2,000 KW, with 24 hour fuel capacity, with a switch gear which provides 1,000 KW for the exclusive use of Tenant load. The 1,000 KW exclusive to Tenant shall include all equipment, automatic transfer switches, wiring, transformers and panels required to equally distribute load to each Tenant floor. Provide connection for alternate back-up generator or other power source.

•	Shell and core fire alarm system capable of expanding to meet typical tenant build-out requirements.

•	Telephone and data service terminated in a MPOE room and ready for tenant connection.

•	(2) 4” conduit raceways from the MPOE to each of the tenant floors.

•	Perimeter access control system including card readers at all exterior access points, elevators, and stairwell doors to each floor. System should also be expandable to accommodate additional card readers (assume five per floor) by tenant.

•	Garage entry and exit system.

•	Building security camera system with cameras located at garage entry, building entry, and garage elevator lobbies.

•	Dedicated electrical distribution extended to 3rd floor to accommodate mechanical loads; AHUs, chillers and associated pump skids.

•	Dedicated electrical distribution extended to roof to accommodate roof mounted EAHUs, Boilers, cooling towers

•	All electrical infrastructure to accommodate expansion and buildout for 2nd-12th floor mechanical loads

Parking

At least 50% of the parking stalls in the Parking Garage shall be at least 8’6” wide

B-1-2